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                                                                   EXHIBIT 10.93

                  FIRST AMENDMENT TO NON-COMPETITION AGREEMENT


         This FIRST AMENDMENT TO NON-COMPETITION AGREEMENT (this "FIRST AMENDMENT") is entered into among Station Casinos, Inc., a Nevada corporation ("STATION"), Santa Fe Gaming Corporation, a Nevada corporation ("SANTA FE"), Santa Fe Hotel, Inc., a Nevada corporation ("SFHI") and Sahara Las Vegas Corp., a Nevada corporation ("SLVC" collectively, with Santa Fe, SLVC and SFHI, the "SANTA FE ENTITIES") and Paul Lowden, David Lowden, Chris Lowden each on their own behalf and on behalf of their spouses and lineal descendants (collectively, "LOWDEN") and is dated as of November 16, 1999.

         Station, the Santa Fe Entities and Lowden have entered into that certain Non-Competition Agreement dated as of November 15, 1999 (the "Original Agreement", and as amended herein, the "Agreement"). Station, the Santa Fe Entities and Lowden now desire to amend the Original Agreement as provided herein.

         NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         The Original Agreement is hereby amended by deleting Paragraph 1 in its entirety and replacing the following in lieu thereof:

         1. EACH OF THE SANTA FE ENTITIES AND LOWDEN, JOINTLY AND SEVERALLY, AND ON BEHALF OF EACH OF THEIR RESPECTIVE EXISTING AND FUTURE SUBSIDIARIES, DIRECTORS, OFFICERS, AGENTS, EMPLOYEES, PREDECESSORS, SUCCESSORS, ASSIGNS AND SPOUSES AND ANY AFFILIATED PERSON THAT DIRECTLY OR INDIRECTLY CONTROLS, IS UNDER COMMON CONTROL OR IS CONTROLLED BY ANY SUCH PERSON AND ANY PERSON IN WHICH ANY SUCH PERSON HAS MORE THAT A 10% VOTING OR ECONOMIC INTEREST (EACH "COVERED PERSON") AGREES, FOR A PERIOD OF FIFTEEN YEARS FROM THE DATE HEREOF, THAT NO SUCH COVERED PERSON SHALL DIRECTLY OR INDIRECTLY, ENGAGE OR, PARTICIPATE IN, AND SHALL NOT HAVE ANY INTEREST AS A SHAREHOLDER, PARTNER, JOINT VENTURER, PROPRIETOR, EMPLOYEE, OFFICER, DIRECTOR, AGENT, SECURITY HOLDER, CREDITOR OR CONSULTANT, OR IN ANY OTHER CAPACITY, OR HAVE ANY OTHER DIRECT OR INDIRECT FINANCIAL INTEREST IN OR IN CONNECTION WITH, THE BUSINESS OR OPERATIONS OF ANY BUSINESS, FIRM, PERSON, PARTNERSHIP, CORPORATION, ENTERPRISE OR CONCERN, WHICH IS IN THE GAMING BUSINESS OR IS IN ANY MANNER COMPETITIVE WITH THE BUSINESS OF STATION WITHIN A FIVE-MILE RADIUS OF BOULDER STATION HOTEL & CASINO ("BOULDER") OR SUNSET STATION HOTEL & CASINO ("SUNSET"), EXCLUDING THEREFROM ANY PORTION OF THAT AREA WHICH LIES WITHIN ONE-HALF (1/2) MILE OF THE CENTERLINE OF LAS VEGAS BOULEVARD. AS USED IN THIS PROVISION, "GAMING

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         BUSINESS" SHALL MEAN THE CASINO, HOTEL-CASINO AND OTHER GAMBLING
         ACTIVITY INVOLVING GAMES OF SKILL AND CHANCE OWNED OR CONDUCTED BY THE REFERENCED PARTY.

         2. Except as expressly amended herein, the Agreement remains in full force and effect, and Station, the Santa Fe Entities and Lowden ratify the Agreement as amended herein.

         3. Any capitalized term used and not otherwise defined herein shall have the meaning given to such term in the Original Agreement.

         4. Each individual and entity executing this First Amendment hereby personally represents and warrants that he or it has the capacity set forth on the signature pages hereof with full power and authority to bind the party on whose behalf he or it is executing this First Amendment to the terms hereof.

         5. This First Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which when taken together shall constitute one and the same instrument. The signature page of any counterpart may be detached therefrom without impairing the legal effect of the signature(s) thereon provided such signature page is attached to any other counterpart identical thereto except having additional signature pages executed by other parties to this First Amendment attached thereto.

         6. This First Amendment shall be governed by and construed in accordance with the laws of the State of Nevada.

         7. This First Amendment shall be binding upon and inure to the benefit of each of the parties hereto and to their respective transferees, successors, and assigns; provided, however, that neither this First Amendment nor any of the rights or obligations of Santa Fe or Lowden hereunder shall be transferred or assigned by Santa Fe or Lowden without the prior written consent of Station.

         IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to Non-Competition Agreement to be executed by their duly authorized representatives as of the day and year first above written.

"SANTA FE"                            SANTA FE GAMING CORPORATION,
                                      a Nevada corporation

                                      By:     /s/
                                      Name:   Paul W. Lowden
                                      Title:  President,Chairman of the
                                      Board


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"SFHI"                                SANTA FE HOTEL, INC.,
                                      a Nevada corporation

                                      By:     /s/
                                      Name:   Paul W. Lowden

                                      Title:  Chairman of the Board

"SLVC"                                SAHARA LAS VEGAS CORP.,
                                      a Nevada corporation

                                      By:     /s/
                                      Name:   Paul W. Lowden
                                      Title:  President



"LOWDEN"                              /s/
                                         --------------------------
                                      Paul Lowden



                                      /s/
                                         --------------------------
                                      David Lowden



                                      /s/
                                         --------------------------
                                      Chris Lowden


"STATION"                             STATION CASINOS, INC.,
                                      a Nevada corporation


                                      By:   /s/
                                      Name:   Glenn C. Christenson
                                      Title:  Executive Vice President,
                                               Chief Financial Officer,
                                               Chief Administrative Officer


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